The Sentinel Funds

    Supplement dated December 15, 2005 to the Prospectus dated March 4, 2005 as supplemented on September 7, 2005

PORTFOLIO MANAGER CHANGE (INTERNATIONAL EQUITY FUND)

Effective December 15, 2005, the sub-investment advisory agreement between Sentinel Advisors Company and INVESCO Global Asset Management (N.A.), Inc. regarding the International Equity Fund will terminate and the Fund will be managed directly by Sentinel Advisors Company by Katherine Schapiro. Ms. Schapiro has been associated with Sentinel since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc. From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.

SPECIAL SHAREHOLDER MEETING (ALL FUNDS EXCEPT PENNSYLVANIA TAX-FREE TRUST)

On August 24, 2005, the Board of Directors of Sentinel Group Funds, Inc. met and approved (a) nominees for Directors (which encompasses all of the current Directors), (b) amendments to the advisory fee schedule in the advisory agreements for the Common Stock, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds, (c) amendments to and restatement of the Charter of Sentinel Group Funds, Inc. and (d) approval of each Funds' fundamental investment policies, including the elimination of a prohibition against securities lending. Under the second proposal, pro forma total annual expenses reflect a decrease for each Class of the High Yield Bond Fund and an increase for each Class of each of the Common Stock, International Equity, Mid Cap Growth and Small Company Funds.

A special meeting of shareholders was held on November 21, 2005, at which time shareholders elected Directors, approved amendments to the advisory fee schedule for the Common Stock, International Equity and Mid Cap Growth Funds and approved fundamental investment policies for each Fund (except the High Yield Bond, New York Tax-Free Income, Short Maturity Government and Small Company Funds). All changes approved at the November 21st special shareholder meeting are expected to become effective December 19, 2005.

A special meeting of shareholders will be held on December 19, 2005 to consider proposals not approved at the November 21st meeting. Only shareholders of record as of the close of business on September 26, 2005, the record date for the special meeting, will be entitled to vote at the meeting. Proxy materials discussing the proposals in detail were mailed to record date shareholders in October 2005.

REORGANIZATIONS (SENTINEL BOND, SENTINEL CORE MID CAP, SENTINEL FLEX CAP OPPORTUNITY, SENTINEL GOVERNMENT SECURITIES, SENTINEL GROWTH INDEX AND SENTINEL MID CAP GROWTH FUNDS)

The Bond Fund, Core Mid Cap Fund and Growth Index Fund closed to new accounts and investments (other than reinvested dividends) on September 20, 2005 and the reorganizations occurred on or about September 23, 2005. Any properly documented investments received for these Funds on September 20-23, 2005, were invested in the Government Securities, Mid Cap Growth or Flex Cap Opportunity Funds, respectively.

Any investments received for the closed Funds after September 23, 2005 may be deposited into the Class A shares of the U.S. Treasury Money Market Fund. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the U.S. Treasury Money Market Fund, at the next net asset value calculated after we accept such direction. All transactions will be subject to any applicable sales load.

RULE 12B-1 PLANS

The note to the tables on page 37 of the prospectus which was added in the prospectus supplement dated September 7, 2005 is deleted and replaced with the following:

Class B shares of the Capital Opportunity and Mid Cap Growth Funds issued to Class B shareholders of the Growth Index and Core Mid Cap Funds, respectively, in the reorganization effective in September 2005 are subject to the CDSC schedule that was in effect for the Growth Index and Core Mid Cap Funds, as applicable, at the time of the reorganization.